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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-52887, 333-18931 and 333-14531) of Coffee
People, Inc. of our report dated August 16, 1996 appearing in the Coffee People, Inc. Annual Report on Form 10-K for the fiscal year ended June 27, 1998. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K.




PRICEWATERHOUSECOOPERS

Toronto, Ontario
September 25, 1998